UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2007

CHINA HOLDINGS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	005-83376	61-1533071
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

33 Riverside Avenue, 5th Floor
Westport, CT	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 226-6288

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events

     On November 21, 2007, the initial public offering (“IPO”) of 12,000,000 units of China Holdings Acquisition Corp. (the “Company”) was consummated. Each unit issued in the IPO (the “Units”) consists of one share of common stock, $.001 par value per share (the “Common Stock”), and one warrant, each warrant to purchase one share of Common Stock at an exercise price of $7.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $120,000,000. Prior to the consummation of the IPO, the Company completed a private placement of 2,750,000 warrants to the Company’s founding stockholders (the “Private Placement”) generating gross proceeds of $2,750,000. The audited financial statements as of November 21, 2007 reflecting receipt of the proceeds of the IPO and the Private Placement are included as Exhibit 99.1 to this Current Report on Form 8-K.

     On November 28, 2007, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the consummation of the IPO and the Private Placement.

     The Company is including as exhibits to this Current Report on Form 8-K executed copies of its Investment Management Trust Agreement and Warrant Agreement with Continental Stock Transfer & Trust Company and an as adopted copy of its Amended and Restated Certificate of Incorporation.

Item 9.01. Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated as of November 15, 2007, by and between China Holdings Acquisition Corp. and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated November 15, 2007, by and between China Holdings Acquisition Corp. and Continental Stock Transfer & Trust Company

99.1	Audited Financial Statements

99.2	Press release dated November 28, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2007	CHINA HOLDINGS ACQUISITION CORP.

	By:	/s/ Paul K. Kelly
Name: Paul K. Kelly
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated as of November 15, 2007, by and between China Holdings Acquisition Corp. and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated November 15, 2007, by and between China Holdings Acquisition Corp. and Continental Stock Transfer & Trust Company

99.1	Audited Financial Statements

99.2	Press release dated November 28, 2007